UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 16, 2012

Date of Report (Date of earliest event reported)

DIGITAL GENERATION, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27644	94-3140772
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

750 West John Carpenter Freeway, Suite 700 Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(972) 581-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                   Other Events.

On July 16, 2012, Digital Generation, Inc. (the “Company”) announced that its Board of Directors is undergoing a strategic review of the feasibility and relative merits of various financial strategies for the Company, which may include partnerships, strategic business model alternatives, a sale or other transaction.

The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                   Financial Statements and Exhibits

(d)                               Exhibits

99.1                        Press Release dated July 16, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2012

DIGITAL GENERATION, INC.

By:	/s/ Omar A. Choucair
Name:	Omar A. Choucair
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 16, 2012.